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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) October 18, 2004.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-26366                                      23-2812193
------------------------                 ------------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                 19072
---------------------------------------------                --------
  (Address of Principal Executive Office)                   (Zip Code)

                                  610-668-4700
                 ----------------------------------------------
                (Issuer's telephone number, including area code)

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         |_| Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

         On October 18, 2004 Royal Bancshares of Pennsylvania, Inc. ("Royal") dismissed its independent accountants, Grant Thornton LLP ("Grant") and appointed Beard Miller Company LLP ("Beard') as its new independent accountants, each effective immediately. The decisions to dismiss Grant and to engage Beard were approved by Royal's Audit Committee. The Audit Committee's decision was based upon a response to a competitive bid requested by the registrant. The reports on Royal's financial statements from Grant for the past two years, or any period prior to that period, have not contained an adverse opinion or disclaimer of opinion, nor were qualified or modified as to any uncertainty, audit scope, or accounting principles. There have been no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope of procedure during the two most recent fiscal years, or any subsequent interim period through the date of dismissal or in any of the years prior to that period, which, if not resolved to the satisfaction of Grant, would have caused it to make reference to the subject matter of the disagreement in connection with this report.

         Royal provided Grant with a copy of the disclosures it is making in this report in response to Item 304(a) of Regulation S-K, and requested that Grant furnish Royal with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by Royal in response to Item 304(a) and, if not, stating with respects in which is does not agree. A copy of Grant's letter is attached hereto as Exhibit 16.1.

         During the years ended December 31, 2003 and 2002 and the subsequent interim period through the date of this Form 8-K neither Royal nor anyone on its behalf consulted Beard on any of the matters or reportable events listed in Item 304 (a) (2) (i) and (ii) of Regulation S-K

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

         (c) Exhibits

             16.1 Letter regarding change in certifying accountant from
                  Grant Thornton LLP.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ROYAL BANCSHARES OF PENNSLYVANIA, INC
                      -------------------------------------


Dated: October 21, 2004                    /s/ Jeffrey T. Hanuscin
                                           ---------------------------
                                               Jeffrey T. Hanuscin
                                               Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

    16.1 Letter regarding change in certifying accountant from Grant Thornton LLP.